The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Select Fund I

Effective September 28, 2012, Royce Select Fund I, formerly a fund designed for “qualified investors”, is available to all U.S. investors.  The prospectus for the Fund dated May 1, 2012 is revised as set forth below:

Investment Goal
The reference, “a fund designed for qualified investors” is deleted from the section of the prospectus entitled “Investment Goal”.  This section is now as follows:

“The investment goal of Royce Select Fund I is long-term growth of capital.”

Fees and Expenses of the Fund
The annual fund operating expense table and expense example are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (12b-1) fees	0.00%
Other expenses Dividends on securities sold short Other	0.00% 0.14%
Total annual Fund operating expenses	1.14%
For the period beginning September 28, 2012 and ending on the date that the Fund’s pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its Investment Advisory Agreement dated October 1, 2001, Royce has contractually agreed, without right of termination, to waive its compensation and/or agrees to reimburse ordinary operating expenses (excluding dividend expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not borne in the ordinary course of business)relating to the Investment Class of the Fund.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Principal Investment Strategy
Previously the Fund could invest up to 10% of its assets in foreign securities. The following is added to the section of the prospectus entitled “Principal Investment Strategy”:

“Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 15% of its net assets in foreign securities.”

Primary Risks for Fund Investors
The following disclosure relating to the risk of investing in foreign securities is added to the prospectus:

“Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency expose, the U.S. dollar value of a Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.”

Investment Advisory Services Provided By Royce
The investment advisory fee rates for Royce Select Fund I are added as follows:

- 1.00% of the first $2,000,000,000
- 0.95% of the next $2,000,000,000
- 0.90% of the next $2,000,000,000
- 0.85% of any additional net assets

Performance Fee for Royce Select Funds
The above referenced section is hereby deleted.

Responsibility for Payment of Other Ordinary Operating Expenses in Royce Select Funds
The above referenced section is hereby deleted.

Investing in Royce Select Funds – Who May Invest in these Funds
The above referenced section is hereby deleted.

September 27, 2012

RS1-SUPP-0912